UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 1, 2025
Date of Report (date of earliest event reported)

POLARIS INC.
(Exact name of registrant as specified in its charter)

Delaware			1-11411	41-1790959
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55	Medina	Minnesota		55340
(Address of Principal Executive Offices)				(Zip Code)
(763) 542-0500
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(e) On May 1, 2025, Polaris Inc. (the "Company") held its 2025 Annual Meeting of Stockholders (the "Annual Meeting"). Proxies for matters to be voted upon at the Annual Meeting were solicited pursuant to Regulation 14 under the Securities Exchange Act of 1934, as amended. Four proposals were voted upon at the Annual Meeting. The proposals are described in detail in the proxy statement for the Annual Meeting (the "Proxy Statement"). Of the 55,900,510 shares of common stock outstanding on the record date of March 10, 2025, 50,198,597 shares were voted at the Annual Meeting. The final voting results and the votes used to determine the results for each proposal under the applicable voting standard (as disclosed in the Proxy Statement, including the treatment and effect of abstentions and broker non-votes) are set forth below.

1.The following nominees were elected as Class I members of the Board of Directors of the Company for three-year terms ending in 2028:

Name	For	Against	Abstain	Broker Non-Votes
Bernd F. Kessler	32,472,351	8,308,887	389,687	9,027,672
Lawrence D. Kingsley	38,651,409	2,041,074	478,442	9,027,672
Gwynne E. Shotwell	39,145,881	1,607,024	418,020	9,027,672

The terms of the following directors continued after the Annual Meeting: George W. Bilicic, Gary E. Hendrickson, Gwenne A. Henricks, Kevin M. Farr, Darryl R. Jackson, Michael T. Speetzen, and John P. Wiehoff.

2.The compensation of the Company’s named executive officers was approved in a non-binding advisory vote:

For	Against	Abstain	Broker Non-Votes
29,308,367	11,456,383	406,175	9,027,672

3.The proposed amendment and restatement of the Company's Certificate of Incorporation (the "Proposed Restated Certificate") was not approved:

For	Against	Abstain	Broker Non-Votes
40,027,280	803,324	340,321	9,027,672

The Company's Certificate of Incorporation contains a definition of “cause” that specifies the types of activities that constitute cause for purposes of stockholder’s ability to remove directors from office. The Proposed Restated Certificate would have amended the Certificate of Incorporation to eliminate the definition of “cause.”

Although the Proposed Restated Certificate was not approved, the Company will not attempt to enforce the definition         of “cause” in Article X, Paragraph 2 of the Certificate of Incorporation to the extent it would prevent stockholders from removing directors in a manner that would otherwise be permissible under Delaware law.

4.The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2025 was ratified:

For	Against	Abstain
47,717,145	2,126,562	354,890

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	May 5, 2025
POLARIS INC.

/s/ Matthew S. Winings
Matthew S. Winings
Senior Vice President—General Counsel and Corporate Secretary